Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

18. Stock-Based Compensation

Stock-based Compensation Plans. Effective April 29, 2008, the Company adopted the 2008 Long Term Performance Plan (2008 LTPP) and the 2008 Directors Stock Incentive Plan (2008 DSIP). As a result, no subsequent awards in respect of shares of L-3 Holdings common stock have been or will be issued under the Company’s 1997 Stock Option Plan, the 1998 Directors Stock Option Plan and the 1999 Long Term Performance Plan (Prior Plans).

Awards under the 2008 LTPP may be granted to any officer or employee of the Company or any of its subsidiaries, or to any other individual who provides services to or on behalf of the Company or any of its subsidiaries. Awards under the 2008 LTPP may be in the form of stock options, stock appreciation rights, restricted stock and other stock-based awards (including restricted stock units and performance units).

Under the terms of the 2008 LTPP, (i) the maximum number of shares of L-3 Holdings’ common stock that may be issued pursuant to “incentive” stock option awards (i.e., stock options granted in accordance with Section 422 of the U.S. Internal Revenue Code of 1986, as amended) is 3,000,000, (ii) the maximum number of shares of L-3 Holdings’ common stock that may be issued (or paid in cash by reference to such shares) pursuant to all awards granted during a calendar year to any individual participant is 500,000 and (iv) the maximum number of shares of L-3 Holdings’ common stock that may be issuable (or payable in cash by reference to such shares) to any participant over the life of the 2008 LTPP with respect to performance-based awards may not exceed 5% of L-3 Holdings’ total outstanding shares of common stock.

On April 27, 2010, the stockholders of L-3 Holdings approved an amendment to the 2008 LTPP that increased the number of shares authorized for issuance under the 2008 LTPP to approximately 12.2 million shares, except that each share of L-3 Holdings common stock issued under a “full value” award (i.e., awards other than stock options or stock appreciation rights) granted on or after March 1, 2010 will be counted as 2.6 shares for purposes of this share limit. At December 31, 2011, 6.3 million shares of L-3 Holdings’ common stock remained available for future awards under the 2008 LTPP.

Awards under the 2008 DSIP may be granted only to non-employee directors of the Company. Awards under the 2008 DSIP may be in the form of stock options, restricted stock, restricted stock units and minimum ownership stock. At December 31, 2011, the number of shares of L-3 Holding’s common stock authorized for grant under the 2008 DSIP was 300,000, of which, 237,852 shares were still available for awards. The 2008 LTPP and the 2008 DSIP are collectively referred to as the 2008 Plans.

To date, awards under the 2008 Plans and Prior Plans (collectively, the Plans) have been in the form of L-3 Holdings’ restricted stock, restricted stock units, performance units and options to purchase L-3 Holdings’ common stock. The Company adopted the Plans in order to provide incentives to directors, officers, employees and other individuals providing services to or on behalf of the Company and its subsidiaries. The Company believes that its stock-based compensation awards encourage high levels of performance by individuals who contribute to the success of the Company and enable the Company to attract, retain and reward talented and experienced individuals. This is accomplished by providing eligible individuals with an opportunity to obtain or increase a proprietary interest in the Company and/or by providing eligible individuals with additional incentives to join or remain with the Company. The Plans serve to better align the interests of management and its employees with those of the Company’s shareholders.

Stock based compensation expense, including stock-based compensation expense recorded in discontinued operations as a result of the spin-off of Engility as described in Notes 1 and 4, is summarized in the table below.

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Stock options	$11	$12	$16
Restricted stock units	48	52	42
Performance units (LTIP awards)	5	3	9
Employee stock purchase plan	—	12	12

Total before income taxes	64	79	79
Income taxes	24	27	29

Total after income taxes	40	52	50
Stock based compensation recorded in discontinued operations, net of income taxes	4	6	6

Stock based compensation recorded in continuing operations, net of income taxes	$36	$46	$44

Stock Options. The exercise price of stock options granted under the 2008 Plans may not be less than the fair market value of L-3 Holdings’ common stock on the date of grant. Options expire after 10 years from the date of grant and vest ratably over a three year period on the annual anniversary of the date of grant. All unvested options are subject to forfeiture upon termination of employment (subject to customary exceptions for death or disability). All of the stock option awards issued under the Plans are non-qualified stock options for U.S. income tax regulations. The table below presents a summary of the Company’s stock option activity as of December 31, 2011 and changes during the year then ended.

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
	(in thousands)		(in Years)	(in millions)
Number of shares under option
Outstanding at January 1, 2011	4,562.1	$78.27	6.2	$15

Options granted	694.8	80.17
Options exercised	(387.6)	59.29
Options forfeited	(245.7)	89.54

Outstanding at December 31, 2011	4,623.6	$79.55	5.9	$8

Vested and expected to vest at December 31, 2011 (1)	4,584.6	$79.52	5.8	$8

Exercisable at December 31, 2011	3,407.5	$78.67	4.9	$8

(1)	Represents outstanding options reduced by expected forfeitures for options not fully vested.

The weighted average grant date fair value of the stock options awarded was $15.54, $18.41, and $14.67 for the years ended December 31, 2011, 2010 and 2009, respectively. The aggregate intrinsic value, disclosed in the table above, represents the difference between L-3 Holdings’ closing stock price on the last trading day for the period, and the exercise price, multiplied by the number of in-the-money stock options.

The total intrinsic value of stock options exercised, based on the difference between the L-3 Holdings stock price at the time of exercise and the related exercise price, was $8 million, $30 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011, unrecognized compensation costs related to stock options were $14 million ($9 million after income taxes), which are expected to be recognized over a weighted average remaining period of 1.3 years.

The actual income tax benefit realized related to compensation deductions arising from the exercise of stock options by the Company’s employees totaled $3 million, $10 million and $5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Stock Option Fair Value Estimation Assumptions. The Company estimates the fair value of its stock options at the date of grant using the Black-Scholes option-pricing valuation model. The Company’s valuation model is affected by L-3 Holdings’ stock price as well as weighted average assumptions for a number of subjective variables described below.

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Expected Holding Period. The expected holding period of stock options granted represents the period of time that stock options granted are expected to be outstanding until they are exercised. The Company uses historical stock option exercise data to estimate the expected holding period.

•	Expected Volatility. Expected volatility is based on L-3 Holdings’ historical share price volatility matching the expected holding period.

•	Expected Dividend Yield. Expected dividend yield is based on L-3 Holdings’ anticipated dividend payments and historical pattern of dividend increases over the expected holding period.

•	Risk-Free Interest Rate. The risk-free interest rates for stock options are based on U.S. Treasuries for a maturity matching the expected holding period.

Changes in assumptions can materially impact the estimated fair value of stock options. The weighted average assumptions used in the valuation model are presented in the table below.

	2011 Grants	2010 Grants	2009 Grants
Expected holding period (in years)	5.2	4.7	4.6
Expected volatility	26.4%	26.2%	26.2%
Expected dividend yield	2.8%	2.2%	2.4%
Risk-free interest rate	2.2%	2.3%	2.5%

Restricted Stock Units. The Company awards restricted stock units that automatically convert into shares of L-3 Holdings’ common stock upon vesting (in the case of awards granted to employees) or upon the date on which the recipient ceases to be a director (in the case of awards granted to directors). These awards are subject to forfeiture until certain restrictions have lapsed, including a three year cliff vesting period for employees and a one year cliff vesting period for directors, in each case starting on the date of grant. The weighted average grant date fair value of the restricted stock units awarded was $80.17, $90.23 and $74.02 for the years ended December 31, 2011, 2010 and 2009, respectively. The grant date fair value of the restricted stock unit awards is based on L-3 Holdings’ closing stock price at the date of grant, and will generally be recognized as compensation expense on a straight-line basis over the vesting period. However, for employees who attain retirement eligibility status prior to the end of the three year cliff vesting period, and who have provided at least one year of service after the date of grant, compensation expense is recognized over the shorter period from the date of grant to the retirement eligibility date. Retirement eligible employees are those employees that have attained the age of 65 and have completed at least five years of service (which service must be continuous through the date of termination except for a single break in service that does not exceed one year in length).

The table below presents a summary of the Company’s nonvested restricted stock unit awards as of December 31, 2011 and changes during the year then ended.

	Number of Shares	Weighted Average Grant Date Fair Value
	(in thousands)
Nonvested balance at January 1, 2011	1,733.7	$85.41
Granted	688.0	80.17
Vested	(444.4)	98.01
Forfeited	(153.0)	80.86

Nonvested balance at December 31, 2011	1,824.3	$80.74

As of December 31, 2011, total unrecognized compensation costs related to nonvested restricted stock unit awards were $60 million ($36 million after income taxes) and are expected to be recognized over a weighted average remaining period of 1.3 years. The total fair value of restricted stock unit awards vested during the years ended December 31, 2011, 2010 and 2009 as of their vesting dates was $35 million, $31 million and $23 million, respectively.

Performance Units. The Company’s Long-Term Incentive Program (LTIP) is a multi-year performance program under which each participant receives a target award of performance units, with each unit having a value at the time of grant equal to a share of L-3 Holdings’ common stock. The number of units ultimately earned can range from zero to 200% of the target award. The final value of each award will vary based upon (1) the level of performance achieved by the Company over the associated performance period in relation to pre-determined performance goals established by the Compensation Committee of the Board of Directors of L-3 Holdings and (2) the closing price of L-3 Holdings’ common stock at the end of the performance period. Units issued under the program are payable in either cash or shares of L-3 Holdings’ common stock as determined at the time of grant by the Compensation Committee.

In 2011, 2010, and 2009, the Company awarded performance units with a weighted average grant date fair value per unit of $95.50, $105.14 and $87.18, respectively. Of these units, (1) the final value of half of the units is contingent upon the compound annual growth rate in L-3’s diluted earnings per share (the EPS Element) and (2) the final value of half of the units is contingent upon L-3’s total stockholder return relative to a peer group of companies (the TSR Element). The performance periods for units awarded during 2011 and 2010 began on the first day of the applicable grant year and will end on the December 31 that is three years later. The performance period for units awarded during 2009 began on June 27, 2009 and ended December 31, 2011. Units related to the EPS Element are payable in shares of L-3 Holdings’ common stock, while units related to the TSR Element are payable in cash based on the closing price of L-3 Holdings’ common stock at the end of the performance period. As of December 31, 2011, total unrecognized compensation costs related to the performance units were $5 million ($3 million after income taxes) and are expected to be recognized over a weighted average remaining period of 1.7 years.

The table below presents a summary of the Company’s performance unit awards based on expected performance as of December 31, 2011 and changes during the year then ended.

	Payable in Cash (TSR)		Payable in Shares (EPS)
	Number of Units	Weighted Average Grant Date Fair Value	Number of Units	Weighted Average Grant Date Fair Value
	(in thousands)		(in thousands)
Outstanding at January 1, 2011	7.8	$117.13	88.1	$80.24
Granted	40.9	110.82	40.9	80.17
Increase due to expected performance	11.9	108.51	8.8	56.51
Vested	—	—	(69.3)	73.61
Forfeited	(0.1)	114.77	(2.1)	77.40

Outstanding at December 31, 2011	60.5	$111.19	66.4	$84.07

The performance period for the units awarded in 2009 ended on December 31, 2011. Based on the EPS element and TSR element achieved during the performance period, a total of 69,263 performance units having a fair market value of $5 million as of their vesting date were earned by the LTIP participants on December 31, 2011.

Performance Units Fair Value Assumptions. The TSR element is initially measured at fair value and subsequently remeasured each reporting period using a Monte Carlo valuation model that incorporates current assumptions, including L-3 Holdings’ stock price and the variables described below.

•	Expected Volatility. Expected volatility is based on L-3 Holdings’ historical share price volatility matching the remaining measurement period.

•	Expected Dividend Yield. Expected dividend yield is based on L-3 Holdings’ anticipated dividend payments and historical pattern of dividend increases over the remaining measurement period.

•	Risk-Free Interest Rate. Risk-free interest rates for the performance units are based on U.S. Treasuries for a maturity matching the remaining measurement period.

Changes in assumptions can materially impact the estimated fair value of the TSR element from period to period. The weighted average assumptions used in the valuation model as of December 31, 2011 are presented in the table below.

	2011 Grants	2010 Grants
Expected volatility	25.0%	27.9%
Expected dividend yield	2.7%	2.7%
Risk-free interest rate	0.3%	0.1%

Employee Stock Purchase Plan. Effective July 1, 2009, the Company adopted the 2009 Employee Stock Purchase Plan (2009 ESPP). As a result, no subsequent options to purchase shares of L-3 Holdings’ common stock have been or will be granted under the Company’s prior employee stock purchase plan (2001 ESPP).

The general terms of the 2009 ESPP are substantially identical to those of the 2001 ESPP. Under the 2009 ESPP, eligible employees are offered options to purchase shares of L-3 Holdings’ common stock at the end of each six-month offering period at 85% of fair market value (or 95% of fair market value for offering periods beginning on or after January 1, 2011) based on the average of the highest and lowest sales prices for the stock on the purchase date. Eligible employees generally include all employees of the Company and each subsidiary or affiliate of the Company that has been designated to participate in the 2009 ESPP. Offering periods begin on the first trading day in January and July of each calendar year and end on the last trading day in June and December of each calendar year. Share purchases are funded through payroll deductions of up to 10% of an employee’s eligible compensation for each payroll period, or $21,250 each calendar year.

As of December 31, 2011, 5.5 million shares were available for future issuance under the 2009 ESPP (i.e., excluding the effect of shares issued in January 2012 as described below). In July 2011, the Company issued 0.3 million shares under the 2009 ESPP at an average price of $83.26 per share, which covered employee contributions for the six months ended June 30, 2011. In January 2012, the Company issued 0.4 million shares under the 2009 ESPP at an average price of $63.59 per share, which covered employee contributions for the six months ended December 31, 2011. Effective January 1, 2011, the employee discount on the purchase of L-3 Holdings common stock was reduced from 15% to 5%. The 5% discount is not recognized as a compensation expense in accordance with the accounting standard for share-based compensation expense.